SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                          July 28, 1998



               UNITED VIDEO SATELLITE GROUP, INC.
       (Exact Name of Registrant as Specified in Charter)


    Delaware                0-22662               73-129412
(State or Other           (Commission           (IRS Employer
Jurisdiction of           File Number)        Identification No.)
  Incorporation)

  7140 South Lewis Avenue, Tulsa, Oklahoma        74136-5422
   (Address of Principal Executive Office)         (Zip code)



                         (918) 488-4000
      (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

     On July 28, 1998, the stockholders of United Video Satellite Group, Inc. (the "Company") approved the proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock and Class B Common Stock to 650,000,000 shares and 300,000,000 shares, respectively. The increase in the number of authorized shares will allow the Company to complete its previously announced two for one split of its Class A and Class B Common Stock, which will be effected in the form of a dividend of one additional share of Class A Common Stock for each share of Class A Common Stock outstanding and one additional share of Class B Common Stock for each share of Class B Common Stock outstanding on August 20, 1998, to holders of record on August 10, 1998.

     A copy of the Company's press release on this matter is attached.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits

          99.  Press Release, dated July 28, 1998


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              UNITED VIDEO SATELLITE GROUP, INC.



DATE:  July 28, 1998            By:    /s/ Peter C. Boylan III
                                   ------------------------------
                                        Peter C. Boylan III
                                            President and
                                       Chief Operating Officer



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                                                                      EXHIBIT 99
                                                                      ----------



                                  NEWS RELEASE
                          UNITED VIDEO SATELLITE GROUP
                          ----------------------------
                              7140 S. Lewis Avenue
                           Tulsa, Oklahoma 74136-5422
                                 (918) 488-4000



FOR IMMEDIATE RELEASE
---------------------
July 28, 1998
Contact:  Pete Boylan or Craig Waggy 918-488-4000



        UVSG ANNOUNCES DATES FOR TWO FOR ONE STOCK SPLIT



Tulsa, OK - United Video Satellite Group, Inc. (United Video or UVSG) announced today that the previously announced two for one split of its Class A and Class B Common Stock will be effected in the form of a stock dividend of one additional share of common stock for each share outstanding on August 20, 1998 to holders of record on August 10, 1998.

United Video Satellite Group provides satellite-delivered video, audio, data and program promotion services to multi-channel video providers, satellite dish owners, radio stations and private network users throughout the world as well as systems integration services to corporate America and the federal government in locations throughout the United States. For current information about the United Video Satellite Group of companies, please access the organization's Internet home page at www.uvsg.com. Headquartered in Tulsa, Oklahoma, UVSG trades on The Nasdaq Stock Market under the symbol UVSGA.